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DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND

(Ticker: DSIGX)

STATEMENT OF ADDITIONAL INFORMATION

APRIL 1, 2011

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This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus, dated April 1, 2011, of Dreyfus Short-Intermediate Government Fund (the "Fund"), as the Prospectus may be revised from time to time.  To obtain a copy of the Fund's Prospectus, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call one of the following numbers:

                                    Call Toll Free 1-800-645-6561

                                    Outside the U.S. - Call 516-794-5452

            The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

DESCRIPTION OF THE FUND

            The Fund is a Massachusetts business trust that commenced operations on April 6, 1987.  The Fund is an open-end management investment company, known as a mutual fund.  The Fund is a diversified fund, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the Fund's investment adviser.

MBSC Securities Corporation (the "Distributor") is the distributor of the Fund's shares.

Certain Portfolio Securities

The following information supplements and should be read in conjunction with the Fund's Prospectus.

U.S. Government Securities.  Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Mortgage-Related Securities.  The Fund may invest up to 35% of its net assets in mortgage-related securities issued or guaranteed by U.S. Government agencies or instrumentalities, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped mortgage-backed securities which do not bear interest.  For purposes of calculating the Fund's 35% limitation on investing in mortgage-related securities, short positions will be netted against long positions. Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), and adjustable rate mortgages.

Residential Mortgage-Related Securities--The Fund may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities.  Similar to commercial mortgage-related securities, residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. In September 2008, the Federal Housing Finance Agency placed FNMA and FHLMC into conservatorship and the U.S. Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, enhanced the ability of each agency to meet its obligations.  Since 2009, FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities.  While the Federal Reserve's purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities' capital as necessary to prevent a negative net worth through at least 2012.  While the U.S. Treasury is committed to offset negative equity at FNMA and FHLMC through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury or FHFA initiatives will ensure that FNMA and FHLMC will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date.  In addition, FNMA and FHLMC also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities.  The future status and role of FNMA and FHLMC could be impacted by (among other things) the actions taken and restrictions placed on FNMA and FHLMC by the FHFA in its role as conservator, the restrictions placed on the operations and activities of FNMA and FHLMC as a result of the senior preferred stock investment made by the Treasury, market responses to developments at FNMA and FHLMC, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FNMA and FHLMC, including any such mortgage-backed securities held by the Fund.

Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities--Collateralized mortgage obligations or "CMOs" are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans.  CMOs in which the Fund may invest may be collateralized by (a) pass-through certificates issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs or (c) any combination thereof.

            Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date.  Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.  The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways.  One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index).  These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon.  The Fund also may invest in inverse floating rate CMOs.  Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR.  Accordingly, the coupon rate thereon will increase as interest rates decrease.  Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

            Many inverse floating rate CMOs have coupons that move inversely to a multiple of an applicable index such as LIBOR.  The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor.  The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin.  The Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities.  It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.  It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

            As CMOs have evolved, some classes of CMO bonds have become more prevalent.  The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure.  PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios.  Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

Stripped Mortgage-Backed Securities--The Fund also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments.  Mortgage securities may be partially stripped so that each investor class receives some interest and some principal.  When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO.  Strips can be created in a pass-through structure or as tranches of a CMO.  The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.  Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable-Rate Mortgage Loans ("ARMs")--ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments.  Thereafter, the interest rates are subject to periodic adjustment based on changes in an index.  ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans.  Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period.  Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Inflation-Indexed Bonds.  The Fund may invest in inflation-indexed bonds, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount.  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.  Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

            Repurchase Agreements.  The Fund may enter into repurchase agreements.  In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days).  The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security.  The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement.  Repurchase agreements are considered by the staff of the Securities and Exchange Commission ("SEC") to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.  In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

Investment Companies. The Fund may invest in securities issued by other investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.  These expenses would be in addition to the advisory fee and other expenses that the Fund bears directly in connection with its own operations.  The Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above. See "Lending Portfolio Securities."

            Illiquid Securities.  The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective.  These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale and repurchase agreements providing for settlement in more than seven days after notice.  As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

            Money Market Instruments.  When the Manager determines that adverse market conditions exist, the Fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term U.S. Government securities, repurchase agreements, bank obligations and commercial paper.  The Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Bank Obligations.  Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances, and fixed time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Commercial Paper.  The Fund may invest in commercial paper.  Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.  The commercial paper purchased by the Fund may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers.

Investment Techniques

            The following information supplements and should be read in conjunction with the Fund's Prospectus.

            Duration and Portfolio Maturity.  Under normal conditions, the Fund expects that the average effective duration of its portfolio will not exceed three years.  As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates.  Generally, the longer the duration, the more volatility an investor should expect.  For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%.  The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration.  Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity.  The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates.  Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights.  In computing the duration of the Fund, the Manager will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayment and coupon flows.

            Average weighted maturity is the length of time, in days or years, until the securities held by the Fund, on average, will mature or be redeemed by its issuer.  The average maturity is weighted according to the dollar amounts invested in the various securities by the Fund.  In general, the longer the Fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.  The dollar weighted average maturity of the Fund's Portfolio generally will be five years or less.

Derivatives.  The Fund also may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns.  Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.  Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than traditional securities would.  Examples of derivative instruments the Fund may use include options contracts, futures contracts, options on future contracts, swap agreements and other credit derivatives.  The Fund's portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund's other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Some derivatives the Fund may use may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index).  This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.  Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the Fund's obligations relating to its transactions in derivatives.  For example, in the case of futures contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a futures contract at the time of valuation) while the positions are open.  With respect to futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value.  By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

The Fund will not be a commodity pool.  The Fund has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility as a registered investment company for an exclusion from the definition of commodity pool operator and that the Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Futures Transactions--In General. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security.  An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  Transaction costs also are included in these calculations.

The Fund may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures and options with respect thereto by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Specific Futures Transactions. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

The Fund may also purchase and sell index futures contracts. A securities index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

Options--In General. The Fund may purchase call and put options, and write (i.e., sell) covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the securities index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing securities index options will depend upon price movements in the level of the index rather than the price of a particular security.

The Fund may purchase cash-settled options on swaps, described below, denominated in U.S. dollars or foreign currency in pursuit of its investment objective. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.

Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in the prices of individual securities, the financial markets generally, or interest rates. To the extent such predictions are incorrect, the Fund may incur losses.

Swap Transactions and Other Credit Derivatives.  The Fund may engage in swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors, credit default swaps, and index swap agreements and other credit derivative products, to seek to mitigate risk, manage maturity and duration, reduce portfolio turnover, or obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return.  The Fund also may enter into options on swaps, sometimes called "swaptions."  Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.  Caps and floors have an effect similar to buying or writing options.

            Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of credit default swaps or securities representing a particular index.  The "notional amount" of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

            Most swap agreements entered into by the Fund are cash settled and calculate the obligations of the parties to the agreement on a "net basis."  Thus, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

            A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  A cash-settled option on a swap gives the purchaser the right in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.  Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

            Interest rate swaps are over-the-counter contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset.  The purchase of an interest rate floor entitles the purchaser to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.  Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

            The Fund may enter into credit default swap agreements and similar agreements, which may have as reference obligations securities that are or are not currently held by the Fund.  The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.  The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date.  However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.  If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.

            The Fund may invest in credit linked securities issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed income markets or to remain fully invested when more traditional income producing securities are not available.  Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security.  For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based.  If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

            The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.  If the Manager is incorrect in its forecasts of default risks, market spreads or other applicable factors, or a counterparty defaults, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.  In addition, it is possible that developments in the credit derivatives market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap or other credit derivative agreements or to realize amounts to be received under such agreements.

            The Fund will enter into swap and other credit derivatives transactions only when the Manager believes it would be in the best interests of the Fund to do so.  In addition, the Fund will enter into swap and other credit derivatives agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines).

Future Developments. The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before the Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

            Lending Portfolio Securities.  The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, the Fund remains the owner of such securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities.  The Fund also has the right to terminate a loan at any time.  The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon.  Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan).  The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee.  If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment.  The Fund may participate in a securities lending program operated by The Bank of New York Mellon, as lending agent (the "Lending Agent").  The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Manager to be of good financial standing.  In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

Borrowing Money.  The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  Such borrowings may be for temporary or emergency purposes or for leveraging.  The Fund, however, currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  While borrowings for temporary or emergency purposes exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.  In addition, the Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements, as described below under "Reverse Repurchase Agreements."

Reverse Repurchase Agreements.  The Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.  The Fund may enter into reverse repurchase agreements with banks, brokers, dealers or other financial institutions. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. To the extent the Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowings by the Fund. Reverse repurchase agreements may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Such transactions, however, may increase the risk of potential fluctuations in the market value of the Fund's assets. In addition, interest costs on the cash received may exceed the return on the securities purchased.

            Short-Selling.  In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security.  The Fund may make short-sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to enhance returns.  To complete a short-sale transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

            The Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

            The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.  At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

            Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

            Forward Commitments.  The Fund may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place in the future after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield.  Typically, no interest accrues to the purchaser until the security is delivered.  When purchasing a security on a forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value.  Because the Fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments.  If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage.  The Fund intends to engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests.  Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and will increase the volatility of its returns.  The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

            Forward Roll Transactions.  To enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-related securities.  In a forward roll transaction, the Fund sells a mortgage-related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price.  The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories than those sold.  During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will generate income for the Fund exceeding the yield on the securities sold.  Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the purchase price of those securities.  The Fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

Certain Investment Considerations and Risks

            Mortgage-Related Securities.  Mortgage-related securities are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities.  Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured.  Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties.  Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties.  In addition, these securities are subject to prepayment risk, although commercial mortgages typically have shorter maturities than residential mortgages and prepayment protection features.  Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support.  Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security.  Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced.  If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.  Certain mortgage-related securities that may be purchased by the Fund, such as inverse floating rate collateral mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage.  As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.  However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.  For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund.  Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization.  During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates.  Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates.  Were the prepayments on the Fund's mortgage-related securities to decrease broadly, the Fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase.

Investment Restrictions

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in repurchase agreements collateralized by such securities (or other instruments with similar economic characteristics).  The Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest 80% of its assets.

            The Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies.  Investment restrictions numbered 9 through 11 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund has also adopted a policy prohibiting it from operating as a fund-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. The Fund may not:

1.         Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

2.         Borrow money, except to the extent permitted under the 1940 Act  (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

3.         Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts.

4.         Underwrite the securities of other issuers.

5.         Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

6.         Make loans to others except through the purchase of debt obligations and the entry into repurchase agreements referred to in the Fund's Prospectus.  However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

7.         Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8.         Invest in companies for the purpose of exercising control.

9.         Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

10.       Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and in connection with writing covered put and call options and margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

11.       Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

            If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of that restriction.  With respect to Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of changes in values or assets, the Fund must take steps to reduce such borrowings within three business days at least to the extent of such excess.

MANAGEMENT OF THE FUND

            Board of the Fund

            Board's Oversight Role in Management.  The Board's role in management of the Fund is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the Fund's and the Manager's Chief Compliance Officer and portfolio management personnel.  The Board's audit committee (which consists of all Board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  The Board also receives reports from counsel to the Manager and the Board's own independent legal counsel regarding regulatory compliance and governance matters.  The Board has adopted policies and procedures designed to address certain risks to the Fund.  In addition, the Manager and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board's risk management oversight is subject to inherent limitations.

            Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Fund's Board members not be "interested persons" (as defined in the 1940 Act) of the Fund and as such are not affiliated with the Manager ("Independent Board members").  To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, all of the Fund's Board members, including the Chairman of the Board, are Independent Board members, although the Board could in the future determine to add Board members who are not Independent Board members.  The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

            Information About Each Board Member's Experience, Qualifications, Attributes or Skills.  Board members of the Fund, together  with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Name (Age) Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Joseph S. DiMartino (67) Chairman of the Board (1995)	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 - present)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005 - 2009)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

    (2000 - 2010)

Clifford L. Alexander, Jr. (77) Board Member (2003)	President of Alexander & Associates, Inc., a management consulting firm (January 1981 - present)	N/A

David W. Burke (74) Board Member (1994)	Corporate Director and Trustee	N/A

Whitney I. Gerard (76) Board Member (1989)	Partner of Chadbourne & Parke LLP	N/A

Nathan Leventhal (68) Board Member (2009)	Commissioner, NYC Planning Commission (March 2007 - present) Chairman of the Avery-Fisher Artist Program (November 1997 - present)	Movado Group, Inc., Director (2003 - present)

George L. Perry (77) Board Member (1990)	Economist and Senior Fellow at Brookings Institution	N/A

Benaree Pratt Wiley (64) Board Member (2009)	Principal, The Wiley Group, a firm specializing in strategy and business development (2005 - present)	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008 - present)

Each Board member has been a Board member of Dreyfus mutual funds for over ten years.  Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members.  The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with the Fund's management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the Fund and to the Board have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

•         Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation ("BNY Mellon") in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director.  He ceased being an employee or Director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

•         Clifford L. Alexander – Mr. Alexander is the President of Alexander & Associates, Inc. a management consulting firm.  Prior to forming Alexander & Associates, Inc., Mr. Alexander served as chairman of the U.S. Equal Employment Opportunity Commission from 1967 to 1969 and as Secretary of the Army from 1977 through 1981.  Mr. Alexander has been a Director of Mutual of America Life Insurance Company since 1989.

•         David W. Burke – Mr. Burke was previously a member of the Labor-Management Committee for the U.S. Department of Commerce, Executive Secretary to the President's Advisory Committee on Labor-Management Policy, Secretary to the Governor of the State of New York and Chief of Staff for Senator Edward M. Kennedy.  In addition, Mr. Burke previously served as the President of CBS News and as the Chairman of the federal government's Broadcasting Board of Governors, which oversees the Voice of America, Radio Free Europe, Radio Free Asia and other U.S. government-sponsored international broadcasts.  Mr. Burke also was a Vice President of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•         Whitney I. Gerard – Mr. Gerard is a partner in the law firm of Chadbourne & Parke LLP, where his practice focuses on the representation and counseling of international companies and individuals doing business and/or engaged in litigation in the United States.

•         Nathan Leventhal – Mr. Leventhal is a Commissioner of the New York City Planning Commission.  Previously, Mr. Leventhal served as Chief of Staff to Mayor John Lindsay, Deputy Mayor to Mayor Ed Koch, and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg.  Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner.  In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus and Chairman of the Avery Fisher Artist Program.

•         George L. Perry – Dr. Perry is an Economist and Senior Fellow at the Brookings Institution.  Dr. Perry was the founder and long time director of the Brookings Panel on Economic Activity and editor of its journal, the Brookings Papers.  Dr. Perry is a Director Emeritus of and a consultant to the State Farm Mutual Automobile Association and State Farm Life Insurance Company.  Prior to joining the Brookings Institution, Dr. Perry served as the Senior Economist to the President's Council of Economic Advisers and was a professor of economics at the University of Minnesota.

•         Benaree Pratt Wiley – Ms. Wiley has been a business entrepreneur and management consultant for over 18 years.  Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms.  Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region.  Ms. Wiley has served on the boards of several public companies and charitable foundations.

Additional Information about the Board and its Committees.  Board members are elected to serve for an indefinite term.  The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act.  The function of the audit committee is (i) to oversee the Fund's accounting and financial reporting processes and the audit of the Fund's financial statement and (ii) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.  The Fund's nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including charter and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders.  The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the Nominating Committee Charter.  The function of the compensation committee is to establish the appropriate compensation for serving on the Board.  The Fund also has a standing pricing committee comprised of any one Board member.  The function of the pricing committee is to assist in valuing the Fund's investments.  The audit committee met four times and the compensation committee and nominating committee each met once during the fiscal year ended November 30, 2010. The pricing committee did not meet during the last fiscal year.

            The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2010.

Name of Board Member

	Fund	Aggregate Holding of Funds in the Dreyfus Family of Funds for which responsible as a Board Member

Joseph S. DiMartino	None	Over $100,000
Clifford L. Alexander	None	Over $100,000
David W. Burke	None	None
Whitney I. Gerard	None	Over $100,000
Nathan Leventhal	None	$10,001-$50,000
George L. Perry	None	None
Benaree Pratt Wiley	None	$50,001-$100,000

            As of December 31, 2010, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

            Effective January 1, 2010, the Fund pays its Board members its allocated portion of an annual retainer of $100,000 and a fee of $12,500 per in-person meeting ($2,000 per telephone meeting) attended for the Fund and fourteen other funds (comprised of 24 portfolios) in the Dreyfus Family of Funds ($7,500 per in-person meeting if the meeting is for fewer than all of such other funds), and reimburses them for their expenses.  Prior to January 1, 2010, the Company paid its allocated portion of an annual retainer of $80,000 and a fee of $10,000 per in-person meeting attended (with a minimum of $5,000 per in-person meeting if the meeting is for fewer than all funds and $1,000 per telephone meeting).  The Chairman of the Board receives an additional 25% of such compensation.  Each Emeritus Board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members.  The aggregate amount of compensation paid to each Board member by the Fund for its fiscal year ended November 30, 2010, and the amount paid to each Board member by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2010, were as follows:

Name of Board Member

	Aggregate Compensation from the Fund*	Total Compensation From the Fund and Fund Complex Paid to Board Member (**)

Joseph S. DiMartino	$624	$1,060,250 (175)
Clifford L. Alexander	$481	$345,250 (51)
Lucy Wilson Benson+	$220	$86,875 (29)
David W. Burke	$481	$491,500 (90)
Whitney I. Gerard	$481	$201,250 (29)
Arthur A. Hartman++	$180	$48,750 (27)
Nathan Leventhal	$455	$334,000 (49)
George L. Perry	$481	$180,000 (27)
Benaree Pratt Wiley	$455	$356,000 (73)

__________________

*          Amount does not include cost of office, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which amounted in the aggregate to $1,334.

**        Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

+          Emeritus Board member since August 25, 2007.

++        Emeritus Board member since March 12, 2006.

Officers of the Fund

BRADLEY J. SKAPYAK, President since January 2010. Chief Operating Officer and a director of the Manager since June 2009.  From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager.  He is an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.  Chief Investment Officer, Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager.  Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of BNY Mellon, each of which is an affiliate of the Manager.  He is 63 years old and has been an employee of the Manager since November 2006.  Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.  Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.   Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.   Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 45 years old and has been an employee of the Manager since October 1990.

RICHARD CASSARO, Assistant Treasurer since January 2008.  Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.  Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.   Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.  Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 43 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.  Senior Accounting Manager - Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 44 years old and has been an employee of the Manager since November 1990.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010. Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Distributor since September 2008.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.  Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 196 portfolios).  From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.  He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

            Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on March 3, 2011.

            The following persons are known by the Fund to own of record more than 5% or more of the outstanding voting securities of the Fund as of March 3, 2011:

Charles Schwab & Company, Inc.                                          12.4814%

101 Montgomery Street

San Francisco, Ca   94104-4151

National Financial Services                                                       9.3767%

82 Devonshire Street

Boston, MA 02109-3605

Pershing LLC                                                                          7.1016%

P.O. Box 2052

Jersey City, NJ 07303-2052

MANAGEMENT ARRANGEMENTS

Investment Adviser. The Manager is a wholly-owned subsidiary of BNY Mellon a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

            The Manager provides management services to the Fund pursuant to a Management Agreement (the "Agreement") between the Fund and the Manager.  The Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting securities or, upon not less than 90 days' notice, by the Manager.  The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

            The following persons are officers and/or directors of the Manager:  Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Gary E. Abbs, Vice President-Tax; Jill Gill, Vice President-Human Resources; Joanne S. Huber, Vice President-Tax; Anthony Mayo, Vice President-Information Systems; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Robert Capone, Mitchell E. Harris, Jeffrey D. Landau, Cyrus Taraporevala and Scott E. Wennerholm, directors.

The Fund, the Manager and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund.  The Code of Ethics subjects the personal securities transactions of the Manager's employees to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager.  In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics, and are also subject to the oversight of BNY Mellon's Investment Ethics Committee (the "Committee").  Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

            The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund.  The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund.  The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Service Agents") in respect of these services.  The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Portfolio Managers.  The Manager provides day-to-day management of the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board.  The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities.  The Fund's primary portfolio manager is Theodore W. Bair, Jr., who is employed by Dreyfus. Dawn Guffey is an additional portfolio manager and is also employed by Dreyfus.  Mr. Bair and Ms. Guffy are members of a team of professionals at BNY Mellon's Cash Investment Strategies ("CIS"), a division of Dreyfus .

Portfolio Manager Compensation. The portfolio managers' cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). The Fund's portfolio managers are compensated by CIS, and not by the Fund.  CIS offers competitive compensation opportunities to all employees, including portfolio managers, analysts, traders, marketers and client service personnel.  CIS's goal is to provide a performance-oriented environment with incentive compensation programs that are tied to the profitability and sustained growth of the firm.

CIS provides a disciplined and structured process of reward and evaluation to attract and retain high-performing employees who are critical to CIS's on-going success.  CIS's competitive compensation package, which is not formula driven, includes base pay and bonus, annual incentive and long-term incentive for a select group of key professionals.

Using a combination of quantitative and qualitative factors, including asset growth, annual individual objectives and a variety of performance metrics, CIS bases incentives on each employee's completion of his/her individual goals and his/her contributions to the team and the firm.  CIS conducts these reviews on a case-by-case basis and does not assign weights in determining total compensation.

In addition, key investment personnel participate in the CIS Long Term Incentive Plan (LTIP).  The plan provides for an annual award, payable in BNY Mellon restricted shares and deferred cash that cliff vests after three years, with an interest rate equal to the average year over year earnings growth of CIS (capped at 20% per year).  Management has discretion with respect to actual participation.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

            Additional Information About the Portfolio Manager.  The following table lists the number and types of other accounts advised by the Fund's primary portfolio manager and assets under management in those accounts as of November 30, 2010:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed

Theodore W. Bair, Jr.	1	$180,908,328	0	$0	12	$779,327,556

None of the accounts are subject to a performance-based advisory fee.

The dollar range of Fund shares beneficially owned by the primary portfolio manager is as follows as of November 30, 2010:

Portfolio Manager	Fund Name	Dollar Range of Fund Shares Beneficially Owned

Theodore W. Bair, Jr.	Dreyfus Short-Intermediate Government Fund	None

            Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

            Potential conflicts of interest may arise because of Dreyfus' management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings ("IPO's), in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus.   Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics.  Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of portfolio managers for Dreyfus-managed funds.

BNY Mellon and its affiliates, including Dreyfus and others involved in the management, sales, investment activities, business operations or distribution of the Fund, are engaged in businesses and have interests other than that of managing the Fund.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund and the Fund's service providers, which may cause conflicts that could disadvantage the Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund.  BNY Mellon has no obligation to provide to Dreyfus or the Fund, or effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personnel of Dreyfus.  Accordingly, Dreyfus has informed management of the Fund that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Dreyfus will make investment decisions for the Fund as it believes is in the best interests of the Fund.  Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates.  Actions taken with respect to such other investment companies or accounts may adversely impact the Fund, and actions taken by the Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by Dreyfus or BNY Mellon and its other affiliates.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among different other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised buy BNY Mellon and all its affiliates (including Dreyfus) and the aggregated exposure of such accounts) may restrict investment activities of the Fund.  While the allocation of investment opportunities among the Fund and other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, Dreyfus will make allocation decisions consistent with the interests of the Fund and the other investment companies and accounts and not solely based on such other interests.

Expenses.  All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager.  The expenses borne by the Fund include:  taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or any of its affiliates, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.  All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders.

            As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.50% of the value of the Fund's average daily net assets.  The management fees paid by the Fund to the Manager for the fiscal years ended November 30, 2008, 2009 and 2010 amounted to $908,569, $1,109,789 and $1,033,639, respectively.

            The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the average value of the Fund's net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

            The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

            Distributor.  The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.  The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.  Before June 30, 2007, the Distributor was known as "Dreyfus Service Corporation".

            The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments (Retirement Plans"), or other programs.  The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans ("SEP-IRAs").  Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents.  The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time.  The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.  Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

            The Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Fund or provide other services.  Such payments are separate from any shareholder services fees or other expenses paid by the Fund to those intermediaries.  Because those payments are not made by you or the Fund, the Fund's total expense ratio will not be affected by any such payments.  These additional payments may be made to Service Agents, including affiliates that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent.  Cash compensation also may be paid from the Manager's or the Distributor's own resources to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing".   From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of the Fund to you.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

            Transfer and Dividend Disbursing Agent and Custodian.  Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent.  Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund.  For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of Fund shares.

            The Bank of New York Mellon (the "Custodian"), an affiliate of the Manager, located at One Wall Street, New York, New York 10286, is the Fund's custodian. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records.  For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

HOW TO BUY SHARES

            General.  Fund shares are sold without a sales charge.  You may be charged a fee if you effect transactions in Fund shares through a Service Agent.  You will be charged a fee if an investment check is returned unpayable.  Stock certificates are issued only upon your written request.  No certificates are issued for fractional shares.

The Fund reserves the right to reject any purchase order.  The Fund will not establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001.  Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.  The Fund will not accept cash, travelers' checks, or money orders as payment for shares.

            As discussed under "Management Arrangements-Distributor", Service Agents may receive revenue sharing payments from the Manager or the Distributor.  The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Fund instead of other mutual funds where such payments are not received.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

            The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500.  Subsequent investments must be at least $100.  However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases.  The initial investment must be accompanied by the Account Application.  For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000.  For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50.  Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Fund's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund.  Fund shares are offered without regard to the minimum subsequent investment requirements to shareholders purchasing Fund shares through wrap fee accounts or other fee based programs.  The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund.  The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

            Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic  Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan described under "Shareholder Services."  These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals.  You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect you against loss in a declining market.

            Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund.  Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m. Eastern time), on days the New York Stock Exchange is open for regular business.  For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of New York Stock Exchange.  Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of Fund shares outstanding.  For information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value."

            Dreyfus TeleTransfer Privilege.  You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent.  The proceeds will be transferred between the bank account designated in one of these documents and your Fund account.  Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

            Dreyfus TeleTransfer  purchase orders may be made at any time.  If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the share price determined on that day.  If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the share price determined on the next bank business day following such purchase order.  To qualify to use the Dreyfus TeleTransfer  Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file.  If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature guaranteed.  See "How to Redeem Shares--Dreyfus TeleTransfer  Privilege."

            Procedures for Multiple Accounts.  Special procedures have been designed for banks and other institutions that wish to open multiple accounts.  The institutions may open a single master account by filing one application with the Transfer Agent, and may reopen individual sub-accounts at the same time or at some later date.  The Transfer Agent will provide each institution with a written confirmation for each transaction in a sub‑account.  Duplicate confirmations may be transmitted to the beneficial owner of the sub‑account at no additional charge.  Upon receipt of funds for investment by interbank wire, the Transfer Agent will promptly confirm the receipt of the investment by telephone or return wire to the transmitting bank, if the investor so requests.

            The Transfer Agent also will provide each institution with a monthly statement setting forth, for each sub‑account, the share balance, income earned for the month, income earned for the year to date and the total current value of the account.

            Reopening an Account.  You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

SHAREHOLDER SERVICES PLAN

            The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.  The services provided may include personal services related to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

            A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review.  In addition, the Shareholder Services Plan provides that material amendments to the Shareholder Services Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan by vote cast in person at a meeting called for the purpose of considering such amendments.  The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan.  The Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan.

            For the fiscal year ended November 30, 2010, the Fund paid the Distributor $161,878 pursuant to the Shareholder Services Plan.

HOW TO REDEEM SHARES

General.  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  However, if you have purchased shares by check, by Dreyfus TeleTransfer  Privilege or through Dreyfus-Automatic  Asset Builder®, and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares.  In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer  Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer  purchase or the Dreyfus-Automatic  Asset Builder® order against which such redemption is requested.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.  Shares may not be redeemed until the Transfer Agent has received your Account Application.

            Checkwriting Privilege. The Fund provides redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form.  Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, or Shareholder Services Form must be manually signed by the registered owner(s).  Checks may be made payable to the order of any person in an amount of $500 or more.  When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the Check.  Dividends are earned until the Check clears.  After clearance, a copy of the Check will be returned to you.  You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

            You should date your Checks with the current date when you write them.  Please do not postdate your Checks.  If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

            Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason.  If the amount of the Check is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds.  Checks should not be used to close an account.

            The Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions.  Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.  If you hold shares in a Dreyfus-sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you by The Bank of New York Mellon, Custodian.

            Wire Redemption Privilege.  By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine.  Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form.  Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form or to a correspondent bank if your bank is not a member of the Federal Reserve System.  Fees ordinarily are imposed by such bank and borne by the investor.  Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

            To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

            Dreyfus TeleTransfer Privilege.  You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.  Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request.  Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus Teletransfer  Privilege.  See "How to Buy Shares‑‑Dreyfus TeleTransfer  Privilege."

            Share Certificates; Signatures.  Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.  A fee may be imposed to replace lost or stolen certificates, or certificates that were never received.  Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion program.   Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.  For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

            Redemption Commitment.  The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders.  In such event, the securities would be valued in the same manner as the Fund's portfolio is valued.  If the recipient sells such securities, brokerage charges might be incurred.

            Suspension of Redemption.  The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

SHAREHOLDER SERVICES

            Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence.  Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share, as follows:

A.        Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.        Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.        Shares of funds purchased with a sales load may be exchanged without a sales load for shares of funds sold without a sales load.

D.        Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

            To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

            To request an exchange, you must give exchange instructions to the Transfer Agent in writing, by telephone or online.  The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application indicating that you specifically refuse this privilege.  By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you and believed reasonably by the Transfer Agent to be genuine. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.  Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted.  Shares issued in certificate form are not eligible for telephone or online exchange.

During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares.  In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

            To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

            Dreyfus Auto-Exchange Privilege.  Dreyfus Auto-Exchange Privilege permits you to purchase (on a monthly, semi-monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of certain other funds in the Dreyfus Family of Funds, of which you are a shareholder.  This Privilege is available only for existing accounts.  Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges."  Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor.  You will be notified if your account falls below the amount designated to be exchanged under this Privilege.  In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.  Shares held under IRA and other retirement plans are eligible for this Privilege.  Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts.  With respect to all other retirement accounts, exchanges may be made only among those accounts.

            Shareholder Services Forms and prospectuses for the other funds in the Dreyfus Family of Funds may be obtained by calling 1-800-645-6561, or visit www.dreyfus.com.  The Fund reserves the right to reject any exchange request in whole or in part.  Shares may be exchanged only between accounts having certain identical identifying designations.  The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Dreyfus-Automatic Asset Builder®.  Dreyfus-Automatic  Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.

            Dreyfus Government Direct Deposit Privilege.  Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account.

            Dreyfus Payroll Savings Plan.  Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis.  Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period.  To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department.  It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

            Dreyfus Dividend Options.  Dreyfus Dividend Sweep allows you to invest automatically on the payment date your dividends or dividends and capital gain distributions, if any, from the Fund in shares of certain other funds in the Dreyfus Family of Funds, of which you are a shareholder.  Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.        Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.        Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.        Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.        Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

            Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account.  Only an account maintained at a domestic financial institution which is an ACH member may be so designated.  Banks may charge a fee for this service.

            Monthly or Quarterly Distribution Plans.  The Monthly or Quarterly Distribution Plans permit you to receive monthly or quarterly payments from the Fund consisting of proceeds from the redemption of shares purchased for your account through the automatic reinvestment of dividends declared on your account during the preceding month or calendar quarter.

            You may open a Monthly or Quarterly Distribution Plan by submitting a request to the Transfer Agent.  A Monthly or Quarterly Distribution Plan may be ended at any time by you, the Fund or the Transfer Agent.  Shares for which certificates have been issued must be presented before redemption under the Monthly or Quarterly Distribution Plans.

Automatic Withdrawal Plan.  The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.  Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares.  If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted.  The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561.  Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent.  Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

Certain retirement plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such retirement plans.  Participants should consult their retirement plan sponsor and tax adviser for details.  Such a withdrawal plan is different than the Automatic Withdrawal Plan.

            Corporate Pension/Profit‑Sharing and Personal Retirement Plans.  The Fund makes available to corporations a variety of prototype pension and profit sharing plans including a 401(k) Salary Reduction Plan.  In addition, the Fund makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, SEP-IRAs, Roth IRAs, and rollover IRAs), Education Savings Accounts and 403(b)(7) Plans.  Plan support services are also available.

            If you wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP‑IRA, you may request from the Distributor forms for adoption of such plans.

            The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares.  All fees charged are described in the appropriate form.

            Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian.  Purchases for these plans may not be made in advance of receipt of funds.

            You should read the prototype retirement plan and the appropriate form of custodial agreement for further details as to eligibility, service fees and tax implications, and you should consult a tax adviser.

DETERMINATION OF NET ASSET VALUE

Valuation of Portfolio Securities.  The Fund's investments are valued each business day using available market quotations or at fair value. Substantially all of the Fund's investments (excluding short-term investments) are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities valued by the Service is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments are not valued by the Service and may be carried at amortized cost, which approximates value. Debt securities that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange. In the absence of reported sales of investments traded primarily on an exchange, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available.  Expenses and fees, including the management fee, are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.

Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, or are determined by the Fund not to reflect accurately fair value, or are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Board. Fair value of investments may be determined by the Fund's Board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading in similar securities of the issuer or comparable issuers. The valuation of a security based on fair value procedures may differ from the security's most recent closing price, and from the prices used by other mutual funds to calculate their net asset values.  Restricted securities which are, or are convertible into, securities of the same class of other securities for which a public market exists usually will be valued at such market value less the same percentage discount at which the restricted securities were purchased. This discount will be revised periodically by the Board if it believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

            New York Stock Exchange Closings.  The holidays (as observed) on which the New York Stock Exchange is closed currently are:  New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS AND DISTRIBUTIONS

If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment.  Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the fund's prospectus.  In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received.

A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.  A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.  Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.

TAXATION

See the Prospectus and elsewhere in this Statement of Additional Information to determine which sections of the discussion below apply to your funds.

The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders.  No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or to discuss state and local tax matters affecting the funds.  Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investments in the funds.

Taxation of the Fund

The Fund has qualified for treatment as a regulated investment company ("RIC") under the Code for its last fiscal year and intends to continue to so qualify if such qualification is in the best interests of its shareholders.  To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs") (as defined in the Code); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

Pursuant to the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), a RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the current rate of 35 percent, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and, for taxable years beginning before January 1, 2013 (unless such date is extended by future legislation), may be eligible for a 15% preferential maximum tax rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below).  In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year.  Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98% (98.2% for calendar years after 2010) of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years.  Each fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.  A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of a fund's earnings and profits.  Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less.  Distributions of "net capital gains," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain.  Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013.  Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income.  The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any.  Under the Modernization Act, if a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year.  Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation.  Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Modernization Act) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares).  Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares.  Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend.  Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Dividends paid by REITs are not generally eligible for the preferential maximum tax rate.  Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company.  Unless extended, this favorable provision will expire on December 31, 2012, and ordinary dividends will again be taxed at tax rates applicable to ordinary income.  In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend.  Additional restrictions on a shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend.  Dividends paid on shares held by a fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.

If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of shares in a fund will give rise to a gain or loss.  Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares.  Further, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As discussed below under "Funds Investing in Municipal Securities," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares.  Under the Modernization Act, this rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Legislation passed by Congress in 2008 requires the funds (or their administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date.  The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost.  In the absence of an election, the funds will use a default cost basis method that has not yet been determined.  The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Passive Foreign Investment Companies

Funds that invest in foreign securities may own shares in certain foreign entities that are treated as "passive foreign investment companies" ("PFICs"), which could potentially subject such a fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC.  To avoid this treatment, each fund owning PFIC shares intends to make an election to mark the gains (and to a limited extent losses) in a PFIC "to the market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year.  Such gains and losses are treated as ordinary income and loss.  Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case that fund will be required to include in its income annually its share of the PFIC's income and net capital gains, regardless of whether the fund receives any distribution from the PFIC.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation.  Making either of these elections therefore may require a fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return.  Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes

Investment income that may be received by a fund from sources within foreign countries may be subject to foreign taxes.  Tax treaties between the United States and certain countries may reduce or eliminate such taxes.  If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or, as provided in the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), that fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund.  If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both).  For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources.  No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.  In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares.  Additionally, the fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through.  Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or a preferential rate of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received.  Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year.  In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Certain Higher-Risk and High Yield Securities

A fund may invest in lower-quality fixed income securities, including debt obligations of issuers not currently paying interest or that are in default.  Investments in debt obligations that are at risk of or are in default present special tax issues for a fund.  Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in default between principal and interest.  These and other related issues will be addressed by each fund if it invests in such securities as part of the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)

It is anticipated that substantially all of the income dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in municipal securities will be exempt from federal income taxes.  It is possible, however, that a portion of the income dividends from such funds will not be exempt from federal income taxes.  Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities.  Distributions by such funds of capital gains will be treated in the same manner as described under "Taxation of Fund Distributions."  Recipients of social security and/or certain railroad retirement benefits who receive income dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits.  Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends.  Certain municipal or other tax-exempt funds may invest in municipal securities the income from which is subject to AMT.  Such funds will advise shareholders of the percentage of dividends, if any, which should be included in the computation of AMT.

Because the income dividends of municipal or other tax-exempt funds are expected to be derived from tax-exempt interest on municipal securities, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund is not deductible.  Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of these funds.  The income from such bonds may not be tax-exempt for such substantial users.  There also may be collateral federal income tax consequences regarding the receipt of dividends exempt from federal income tax by shareholders such as S corporations, financial institutions and property and casualty insurance companies.  A shareholder falling into any such category should consult its tax adviser concerning its investment in a fund that is intended to generate dividends exempt from federal income tax.

Any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Under the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities.  If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected.  In that event, such a fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.

Investing in Mortgage Entities

Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt.  Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code.  Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to sustain this practice or avoid an inadvertent investment.

Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII.  This can result in the funds being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI").  In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools.  Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Tax-Exempt Shareholders

Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.  As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding

Each fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to a shareholder who fails to properly furnish the fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding.  Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.

Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.  All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to the fund's receipt of certain capital gain distributions from a REIT and, for calendar years before 2012, gains from sales or exchanges of "United States real property interests" ("USRPIs") generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special alternative minimum tax in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions.  An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution.  In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).  In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.

Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund.  Notwithstanding the foregoing, gains recognized upon a disposition of fund shares in calendar years before 2012 will not be subject to U.S. income or withholding taxes if the fund is "domestically controlled" (as such term is defined in the Code).

Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions. All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.

For calendar years before 2012, a distribution of a USRPI in redemption of a non-U.S. shareholder's shares of a fund generally will cause that fund to recognize gain if the fund is considered "domestically controlled."  If a fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the fund during the five-year period ending on the date of the redemption.

For taxable years of RICs beginning before January 1, 2012, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year).  However, depending on its circumstances, a fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form).  In the case of shares held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation that is generally effective in respect of payments made after December 31, 2012, certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends and interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution," which term may include certain non-U.S. shareholders of a fund, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts.  Further, a 30% withholding tax may apply in respect of payments by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations.  The legislation further imposes a 30% withholding tax on certain payments to non-financial foreign entities.  The scope of this legislation is not entirely clear and no assurance can be given that some or all of the income of a fund and certain of its shareholders will not be subject to any of the new withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder's interest in a fund.  To comply with the requirements of the legislation, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners.

The legislation also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010.  The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in the investments of a fund.

All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes.  Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

PORTFOLIO TRANSACTIONS

General.  The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages.  Funds managed by dual employees of the Manager and an affiliated entity, and funds with a sub-investment adviser, execute portfolio transactions through the trading desk of the affiliated entity or sub-investment adviser, as applicable (the "Trading Desk").  Those funds use the research facilities, and are subject to the internal policies and procedures, of applicable affiliated entity or sub-investment adviser.

            The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable.  In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services.  The Trading Desk attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided;  (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

            Investment decisions for the Fund are made independently from those of the other investment companies and accounts advised by Dreyfus and its affiliates.   If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, Dreyfus or its affiliates may, but are not required to, aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account and available investments or opportunities for sales will be allocated equitably to each.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Fund will be charged or credited with the average price.

Dreyfus may buy for the Fund securities of issuers in which other investment companies or accounts advised by Dreyfus or BNY Mellon and its other affiliates have made, or are making, an investment in securities that are subordinate or senior to the securities purchased for the Fund.  For example, the Fund may invest in debt securities of an issuer at the same time that other investment companies or accounts are investing, or currently have an investment, in equity securities of the same issuer.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNY Mellon or its affiliates (including Dreyfus) relating to what actions are to be taken may raise conflicts of interests and Dreyfus or BNY Mellon and its other affiliates may take actions for certain accounts that have negative impacts on other advisory accounts, including the Fund.

            Portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, the portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses.  The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers.  For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

            The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions").  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

Funds and accounts managed by the Manager, an affiliated entity or a sub-investment adviser may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.

For the fiscal years ended November 30, 2008, 2009 and 2010, the amounts paid by the Fund for brokerage commissions, were $4,513, $1,905 and $332, respectively.

           For the fiscal years ended November 30, 2008, 2009 and 2010, no amounts were paid in spreads or concessions paid on principal transactions.

            The Fund contemplates that, consistent with the policy of seeking best price and execution, brokerage transactions may be conducted through affiliates of the Manager. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to affiliates of the Manager are reasonable and fair. For the fiscal year ended November 30, 2010, no brokerage commissions were paid to the Manager or its affiliates.

            Soft Dollars.  The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and other services to be used by the investment adviser.  Section 28(e) of the Securities Exchange Act of 1934 provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.  Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

            Subject to the policy of seeking best execution, Dreyfus-managed funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e).  Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable affiliated entity or sub-investment adviser in its investment decision-making responsibilities, as contemplated under Section 28(e).  Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

            The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Such services and products may include, but are not limited to the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems with brokerage commissions generated by client transactions) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research administrative function (a "mixed use").  If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly.  The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars.  The non-research portion is paid for by the Trading Desk in hard dollars.

            The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration.  Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided.  The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful.  Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.  The affiliated entity or sub-investment adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the affiliated entity or sub-investment adviser in providing investment advice to any of the funds or clients it advises.  Likewise, information made available to the affiliated entity or sub-investment adviser from brokerage firms effecting securities transactions for a fund may be utilized on behalf of another fund or client.  Information so received is in addition to, and not in lieu of, services required to be performed by the affiliated entity or sub-investment adviser and fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the normal independent research activities of the affiliated entity or sub-investment adviser, it enables them to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

There were no transactions conducted on an agency basis through a broker, for among other things, research services for the fiscal year ended November 30, 2010.

            Regular Broker-Dealers.  The Fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act.  Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the Fund's most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund's portfolio transactions or (iii) sold the largest dollar amount of the Fund's securities.  The following is a list of the Fund's regular brokers or dealers during the fiscal year ended November 30, 2010, the issuer of the securities and the aggregate value per issuer, as of November 30, 2010 of such securities.

Name of Regular Broker Dealer	Aggregate Value Per Issuer

Bank of America NA	$2,264,000
Morgan Stanley	$2,153,000
Goldman, Sachs & Co.	$2,043,000
J.P. Morgan Securities Inc.	$1,135,000

Disclosure of Portfolio Holdings.  It is the policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings.  Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag, at www.dreyfus.com.  In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.  Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

            If the fund's holdings are released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for doing so, and neither the fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the fund's portfolio holdings.  The fund may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

            A fund may also disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.  These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of the portfolio holdings may be authorized only by the fund's Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the fund's Board.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in a fund's portfolio.  Dreyfus, through its participation on BNY Mellon's Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures and voting guidelines when voting proxies on behalf of the funds.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts.  Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset.  An investment adviser's duty of loyalty precludes an adviser from subrogating the clients' interests to its own.  Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds.

Dreyfus seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined written proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors.  Further, Dreyfus engages a third party as an independent fiduciary to vote all proxies for Fund securities.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC's written guidelines in effect from time to time.  The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC's policies on specific issues.  Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require.  Proposals for which a guideline has not yet been established are referred to the PPC for discussion and vote.  Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The PPC will also consider specific interests and issues raised by a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

Dreyfus believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote.  Dreyfus carefully reviews proposals that would limit shareholder control or could affect shareholder values.

Dreyfus generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders.  Dreyfus generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, Dreyfus attempts to ensure that management reasonably responds to the social issues.  Responsiveness is measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Dreyfus pays particular attention to repeat issues where management has failed in its commitment to take specific actions.  With respect to funds having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, Dreyfus votes such issues in accordance with those investment policies.

Information regarding how Dreyfus voted proxies for the funds is available on the Dreyfus website at www.dreyfus.com and on the SEC's website at www.SEC.gov on the fund's Form N-PX.

INFORMATION ABOUT THE FUND

            Each Fund share has one vote, and when issued and paid for in accordance with the terms of the offering, is fully paid and non‑assessable.  Fund shares are of one class and have equal rights as to dividends and in liquidation.  Shares have no preemptive, subscription or conversion rights and are freely transferable.

            The Fund is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts.  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund.  However, the Fund's Agreement and Declaration of Trust ("Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in the agreement, obligation or instrument entered into or executed by the Fund or a Board member.  The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote.  Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund.  The Fund intends to conduct its operations in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders.  As a result, Fund shareholders may not consider each year the election of Board members or the appointment of the independent registered public accountant.  However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office.  Fund shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares.  In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

            To offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12.  The valuation of accounts and the deductions are expected to take place during the last four months of each year.  The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

            The Fund sends annual and semi‑annual financial statements to all its shareholders.

            The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements.  A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders.  If Fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice.  Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds.  Accounts under common ownership or control may be considered as on account for purposes of determining a pattern of excessive or abusive trading.  In addition, the Fund may refuse or restrict purchase or exchange requests for Fund shares by an person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund.  If an exchange request is refused, the Fund will take no other action with respect to the Fund shares until it receives further instructions from the investor, while the Fund will take reasonable steps to prevent excessive short term trading deemed to be harmful to the Fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

            Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, have been selected as the independent registered public accounting firm for the Fund.